MassMutual Transitions® Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

Updating Summary Prospectus – April 29, 2024

This Summary Prospectus summarizes key features of the MassMutual Transitions Variable Annuity (Contract), an individual variable deferred annuity contract with flexible premium payments offered by Massachusetts Mutual Life Insurance Company. (‘‘MassMutual®,’’ ‘‘Company,’’ ‘‘we,’’ ‘‘us,’’ or ‘‘our’’).

The statutory prospectus for the MassMutual Transitions Variable Annuity contains more information about the Contract, including its features, benefits, and risks. You can find the current statutory prospectus and other information about the Contract online at www.MassMutual.com/MMTransitions. You can also obtain this information at no cost by calling (800) 272-2216 or sending an email request to ANNfax@MassMutual.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Appendix A – Funds Available Under the Contract	11

Glossary

Accumulation Phase. The period during which Purchase Payments may be made. Begins on the date the Contract is issued and ends on the date the Owner applies the full Contract Value to an Annuity Option or upon Contract termination.

Age. The Age of any Owner or Annuitant on his/her birthday nearest the date for which Age is being determined, except when discussed in regard to specific tax provisions.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Date. The date Annuity Payments begin. There may be more than one Annuity Date applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each withdrawal from the Contract that exceeds the free withdrawal amount and amounts applied to Annuity Option E. (In some states referred to as surrender charge.)

Contract. The MassMutual Transitions Variable Annuity; an individual deferred variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Value. The sum of your values in the Sub-Accounts and Fixed Account(s) during the Accumulation Phase.

Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s general investment account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Income Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Joint Owner. A person entitled to ownership rights under the Contract.

Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if you purchase the Contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit sharing plan.

Owner. The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Owners, subject to certain restrictions. Where we describe multiple Owners, we refer to them as Joint Owners.

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when the entire Contract Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase, which may be decreased by the assessment of any applicable Premium Tax. Purchase Payments may not be added after the Annuity Date to any portion of the Contract Value that has been applied to an Annuity Option.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit- sharing plan (including 401(k) plans and H.R. 10 plans). For information on the types of qualified plans for which the Contract is available, see ‘‘Taxes – Qualified Contracts.’’

Separate Account. The account that holds the assets underlying the Contract that are not allocated to the fixed accounts. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Sub-Account(s). The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

The Fixed Accounts. The Fixed Accounts for Dollar Cost Averaging, Fixed Accounts with a Long-Term Guarantee, and The Fixed Account are investment choices within our General Account. Purchase Payments allocated to The Fixed Accounts and transfers to The Fixed Accounts become part of our General Account.

Updated Information About Your Contract

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since May 1, 2023. This may not reflect all changes that have occurred since you purchased your Contract.

Fund Addition	Invesco V.I. Equity and Income Fund was added as an investment option on April 29, 2024.
Fund Merger	Invesco V.I. Conservative Balanced Fund merged into Invesco V.I. Equity and Income Fund after the close of the New York Stock Exchange on April 26, 2024.
Sub-Adviser Change	T. Rowe Price Associates, Inc. no longer serves as sub-adviser to the MML Equity Fund.
Updates to Annual Contribution Limits	Annual contribution limits for certain tax-Qualified Contracts have been updated.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

Standard CDSC. If you withdraw money from your Contract within 7 years following your Issue Date, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 7% of the amount withdrawn (less the assumption of a 10% free withdrawal amount) or applied to Annuity Option E, declining to 0% after the seventh year.
For example, if you elect the Standard CDSC under the Contract, we issued your Contract with a $100,000 Purchase Payment, and you withdrew the $100,000 Purchase Payment during the first two years after your Issue Date, you could be assessed a charge of up to $6,300 on the amount withdrawn.
Optional Five Year CDSC for Transitions Custom Plan. If you withdraw money from your Contract within 5 years following your Issue Date, you may be assessed a CDSC of up to 7% of the amount withdrawn (less the assumption of a 10% free withdrawal amount) or applied to Annuity Option E, declining to 0% after the fifth year.
For example, if you elect the Optional Five Year CDSC under the Contract, we issued your Contract with a $100,000 Purchase Payment, and you withdrew the $100,000 Purchase Payment during the first two years after your Issue Date, you could be assessed a charge of up to $6,300 on the amount withdrawn.
Optional Nine Year CDSC for Transitions Custom Plan. If you withdraw money from your Contract within 9 years following your Issue Date, you may be assessed a CDSC of up to 8% of the amount withdrawn (less the assumption of a 10% free withdrawal amount) or applied to Annuity Option E, declining to 0% after the ninth year.
For example, if you elect the Optional Nine Year CDSC under the Contract, we issued your Contract with a $100,000 Purchase Payment, and you withdrew the $100,000 Purchase Payment during the first two years after your Issue Date, you could be assessed a charge of up to $7,200 on the amount withdrawn.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Transaction Charges

Currently, we do not assess a charge to transfer Contract Value among the Sub-Accounts during the Accumulation Phase. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.

Charges and Deductions – Transfer Fee

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract: Transitions Custom Plan Transitions Package I Transitions Package II Transitions Package III	0.95%(1) 0.95%(1) 1.30%(1) 1.55%(1)	1.75%(1) 1.75%(1) 1.75%(1) 1.75%(1)
	Investment options (Fund fees and expenses)	0.43%(2)	1.74%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.05%(3)	0.50%(4)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,  which could result in the assessment of  CDSCs that substantially increase costs.

		Lowest Annual Cost:	Highest Annual Cost:(5)
	Transitions Custom Plan: Transitions Package I: Transitions Package II: Transitions Package III:	$1,239 $1,239 $1,531 $1,733	$5,432 $3,197 $3,197 $3,197

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive
combination of Fund fees and expenses

•

No optional benefits

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of optional benefits and Fund fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of Fund assets.

(3)	This charge is the current charge for the least expensive optional benefit under the Transitions Custom Plan, the Nursing Home Waiver Benefit. In the first Contract Year, the charge is a percentage of your Purchase Payments. On the last day of your first Contract Year and on the last day of each Contract Year thereafter, the annual charge is a percentage of your Contract Value on that date.
(4)	This charge is the current charge for the most expensive option benefit under the Transitions Custom Plan, the Equalizer Benefit. In the first Contract Year, the charge is a percentage of your Purchase Payments. On the last day of your first Contract Year and on the last day of each Contract Year thereafter, the annual charge is a percentage of your Contract Value on that date.
(5)	The calculation of the highest annual cost assumes the Transitions Custom Plan is in effect with the election of the following optional features: Basic Death Benefit with the Combination Feature, the Earnings Enhancement Benefit added to the Basic Death Benefit with the Combination Feature, the 5% Guaranteed Minimum Income Benefit, the Nursing Home Waiver Benefit, the Equalizer Benefit, the Five-Year CDSC Benefit, the 10%/20% Free Withdrawal Benefit, and the Return of Purchase Payment Guaranteed Minimum Accumulation Benefit.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

The standard CDSC may apply for up to seven years (five years, if the optional five year CDSC schedule is selected and nine years, if the optional nine year CDSC schedule is elected) following your Issue Date on amounts withdrawn that exceed the free withdrawal amount or when Contract Value is applied to Annuity Option E.

•

If CDSCs apply, they will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also means the Contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund has its own unique risks.

•

You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks of Investing in the Contract
Insurance Company Risks
•

Any obligations (including under any fixed account investment option), guarantees, and benefits of the Contract are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by request by calling (800) 272-2216 or by visiting www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•

Currently, there is no charge when you transfer Contract Value among Sub-Accounts. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.

•

We reserve the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices  –  The Funds
Transfers and Transfer Programs – Limits on Frequent Trading and Market Timing Activity

Optional Benefits
•

For an additional charge or credit, there are a number of additional Contract features available to you if you elect the Transitions Custom Plan. If you elect an additional feature after you apply for a Contract, the effective date of your election must be on your Contract Anniversary date immediately following your election.

•

For certain optional benefits, withdrawals may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn and/or could terminate the benefit. See ‘‘Additional Transitions Custom Plan Contract Benefits – Guaranteed Minimum Accumulation Benefit Examples’’ and ‘‘Additional Transitions Custom Plan Contract Benefits – Guaranteed Minimum Income Benefit.’’

•

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your Contract, the death benefit feature under your Contract will be the basic death benefit.

•

If you are Age 80 or beyond when you elect a death benefit feature, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

•

If your death benefit amount is greater than your Contract Value at the time you change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount.

•

You may not elect the Earnings Enhancement Benefit after you reach Age 80.

•

If your Age as of the date your election of the Earnings Enhancement Benefit is effective is less than Age 70, this benefit is subject to a maximum benefit amount of 100% of your Purchase Payments less withdrawals and any applicable charges.

•

If your Age as of the date your election of this feature is effective is Age 70 or over, this benefit is subject to a maximum of 40% of your Purchase Payments less withdrawals and any applicable charges.

Additional Transitions Custom Plan Contract Benefits – Additional Death Benefit Features Additional Transitions Custom Plan Contract Benefits – Earnings Enhancement Benefit

RESTRICTIONS	LOCATION IN PROSPECTUS

•

The GMAB becomes irrevocable 30 calendar days after your election of the benefit is effective.

•

Any Purchase Payments made after the second Contract Year following the effective date of your election of the benefit, will increase the cost of the GMAB without a corresponding increase in the benefit.

•

You may not elect the two times return of Purchase Payment GMAB feature once you or the Annuitant, if the Contract is owned by a non-natural person, reach Age 80.

•

The GMIB becomes irrevocable 30 calendar days after your election of the benefit is effective.

•

The guaranteed annuitization value is only available when you apply the full amount of your Contract Value to an approved Annuity Option.

•

The maximum guaranteed annuitization value is 200% of your Purchase Payments adjusted for withdrawals.

•

Accumulation of the benefit will stop when the Annuitant reaches Age 80 or the maximum guaranteed annuitization value is achieved, whichever occurs first.

•

You may not elect the GMIB feature once the Annuitant reaches Age 80.

•

You may apply the guaranteed annuitization value to an Annuity Payment option once the GMIB benefit has been in effect for seven years and the Annuitant reaches Age 60.

•

If you elect either the 3% or 5% GMIB, we may not credit any interest to your guaranteed annuitization value for the entire Contract Year if your Contract Value invested in The Fixed Accounts and the money market Funds becomes 30% or greater of your total Contract Value at any time during the Contract Year.

Additional Transitions Custom Plan Contract Benefits – Guaranteed Minimum Accumulation Benefit (GMAB) Additional Transitions Custom Plan Contract Benefits – Guaranteed Minimum Income Benefit (GMIB)

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If you purchase the Contract through a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
•

Your registered representative may have received compensation, in the form of commissions, for selling this Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual.

•

Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.

•

Sales of the Contract may have helped these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may have influenced your registered representative to offer or recommend this Contract over another investment.

Distribution
Exchanges
•

Because the Contract is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Contract. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Appendix A

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/MMTransitions. You can also request this information at no cost by calling (800) 272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.97%	18.32%	10.27%	7.32%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	12.47%	6.44%	4.95%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.82%	11.65%	5.54%	4.37%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	15.98%	8.95%	6.48%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	13.90%	7.29%	5.50%
Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(2)(3) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.63%	4.54%	1.54%	0.94%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	4.64%	1.54%	0.95%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.92% (*)	8.88%	1.30%	1.50%
Fixed Income	MML High Yield Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	1.21% (*)	12.82%	4.78%	4.26%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.61% (*)	5.43%	3.19%	2.48%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	6.70%	1.58%	2.04%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income	MML Short-Duration Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.83%	6.70%	1.06%	1.32%
Fixed Income	MML Total Return Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.88%	5.20%	0.79%	1.29%
Balanced	Invesco V.I. Equity and Income Fund (Series I)(4)(5)(6) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.57%	10.56%	9.93%	7.06%
Balanced	MML Blend Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	17.62%	9.10%	7.55%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	9.32%	11.99%	8.34%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	9.54%	11.20%	7.86%
Large Cap Value	MML Fundamental Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	1.05%	13.41%	11.86%	8.13%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.71%	9.19%	12.00%	8.79%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.56%	33.45%	16.65%	11.61%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.68%	9.04%	9.81%	7.80%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	23.22%	13.57%	10.02%
Large Cap Blend	MML Equity Index Fund (Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.	0.43%	25.75%	15.21%	11.57%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.12%	9.69%	13.14%	10.55%
Large Cap Blend	MML Fundamental Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	22.76%	14.68%	11.94%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.56%	24.51%	14.72%	10.97%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Growth	Invesco V.I. Capital Appreciation Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	35.38%	16.40%	11.56%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	49.53%	12.93%	12.05%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.69%	51.71%	17.75%	12.98%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	5.97%	11.11%	8.83%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.82%	17.12%	11.06%	7.75%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	17.81%	13.18%	9.09%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.87%	13.15%	12.77%	9.79%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	0.82%	22.64%	11.38%	10.40%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.08% (*)	16.84%	11.91%	8.80%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	21.06%	8.72%	3.80%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.82%	34.73%	12.30%	8.47%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.95%	16.22%	6.11%	2.22%
International/Global	MML Global Fund (Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.83%	14.51%	10.46%	7.38%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	1.20% (*)	18.27%	7.84%	—
Specialty(7)	Invesco V.I. Health Care Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.98%	3.02%	8.75%	6.87%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Specialty(7)	Invesco V.I. Technology Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.98%	46.94%	14.92%	12.24%
Specialty(7)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.06%	12.87%	5.74%	4.36%
Specialty(7)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.58% (*)	–7.93%	8.46%	–0.90%
Specialty(7)	VY® CBRE Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.15% (*)	12.33%	5.90%	4.23%
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	Unavailable in Contracts issued on or after January 19, 2008.
(4)	Invesco V.I. Equity and Income Fund was added as an investment option on April 29, 2024.
(5)	Invesco V.I. Conservative Balanced Fund merged into Invesco V.I. Equity and Income Fund after the close of the New York Stock Exchange on April 26, 2024.
(6)	Effective May 1, 2009 and after, you may not allocate any new money to this Fund via Purchase Payments or transfers.
(7)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

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This Summary Prospectus incorporates by reference the MassMutual Transitions Contract’s statutory prospectus and Statement of Additional Information (SAI), both dated April 29, 2024, as amended or supplemented. The  SAI includes additional information about Massachusetts Mutual Variable Annuity Separate Account 4.

You can find the statutory prospectus and SAI at www.MassMutual.com/MMTransitions. You can also obtain this information at no cost by calling (800) 272-2216 or by sending an email request to ANNfax@MassMutual.com.

EDGAR Contract Identifier: C000021313